UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

Blackstone Private Equity Strategies Fund L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-56446	No. 88-1872156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Chief Executive Officer

On April 8, 2024, Blackstone Private Equity Strategies Associates, L.P., the general partner of Blackstone Private Equity Strategies Fund L.P. (the “Fund”), appointed Viral Patel as the Chief Executive Officer of the Fund, effective immediately.

Mr. Patel, 44, is a Senior Managing Director of Blackstone. Mr. Patel has been with Blackstone since 2005 and prior to joining the Fund’s executive team, he was the Global Head of Technology Investing for Blackstone Credit. As a Blackstone veteran, Mr. Patel brings nearly two decades of experience at the firm to the role – across Tactical Opportunities and Blackstone Credit & Insurance, including incubating and building new Blackstone businesses. He is a seasoned investor across asset classes with deep relationships within the sponsor, technology and entrepreneurial communities. Before joining Blackstone, Mr. Patel was a member of the Credit Suisse Structured Product business. Mr. Patel is a member of the Investment Committees for the Fund, Blackstone Growth and participates on the Investment Committee of technology focused deals in Private Credit. He has served on the boards of various Blackstone portfolio companies. Mr. Patel graduated magna cum laude from Cornell University with a B.S. in Operations Research and Industrial Engineering.

There are no family relationships between Mr. Patel and any director or executive officer of the Fund, and he is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

Additionally, Mr. Hirsch resigned as Co-President of the Fund, effective as of the close of business April 8, 2024. Mr. Hirsch’s decision to resign was not the result of any disagreement relating to Blackstone or the Fund’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.

Date: April 8, 2024	By:	/s/ Christopher James
	Name:	Christopher James
	Title:	Chairperson